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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 18, 2001
                Date of Report (Date of earliest event reported)


                           BURRARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                    000-32567              52-2273215
    (State or other          (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                          Identification No.)




                 28 RUE DU MARCH CH 1211             NOT APPLICABLE
                   GENEVA, SWITZERLAND
        (Address of principal executive offices)       (Zip Code)



                                011-336-1624-8726
               Registrant's telephone number, including area code



                       Suite 501, 1281 West Georgia Street
                       Vancouver, British Columbia V6C 3E8
          (Former name or former address, if changed since last report)
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This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by
Burrard Technologies, Inc., a Nevada corporation (the "Company"), on January 2, 2002 to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Item 7(b) of Form 8-K.

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  Applicable

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     None.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     None.


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ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the following audited financial statements of Technocall S.A., a Swiss corporation ("Technocall") prepared in accordance with US generally accepted accounting principals and stated in US dollars:

1.     balance  sheets  as  at  December  18,  2001  and  December  31,  2000;

2. statements of operations for the period from January 1, 2001 to December 18, 2001 and for the years ended December 31, 2000 and 1999;

3. statement of changes in capital deficit for the period from March 11, 1992 (inception) to December 18, 2001;

4. statements of cash flows for the period from January 1, 2001 to December 18, 2001 and for the years ended December 31, 2000 and 1999;

5.     summary  of  significant  accounting  policies;

6.     notes  to  the  financial  statements.

(b)     Pro  forma  Financial  Information.
Included herein as Exhibit 99.2 to this Current Report on Form 8-K/A are the following unaudited pro-forma consolidated financial statements showing the effect of the acquisition of Technocall S.A., a Swiss corporation, by the
Registrant:

1.     pro-forma  consolidated  balance  sheet  as  at  September  30,  2001;

2. pro-forma consolidated statement of operations for the nine months ended September 30, 2001;

3. pro-forma consolidated statement of operations for the year ended December 31, 2000;

4.     notes  to  the  pro-forma  financial  statements.

(c)     Exhibits.

     None.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None.

ITEM  9.  REGULATION  FD  DISCLOSURE

     None.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     BURRARD  TECHNOLOGIES,  INC.

Date:  March  27,  2002               /s/  Fernand  Leloroux
                                  By: -----------------------
                                      Fernand  Leloroux
                                      President